Exhibit 10.2

LETTER OF SUPPORT

In consideration of Danske Bank A/S (the “Bank”) at our request having granted or undertaken to grant the following credit facilities (“the Facilities”):

Multi option facility	DKK 17.000.000,00
Currency loan 99690	DKK 3.300.000,00

to our subsidiary Daploma International A/S (“the Subsidiary”) of which we own 100% of the shares,

We, the undersigned Digital Angel Corporation, USA, hereby confirm that we shall maintain our holding of  100% of the share capital of the Subsidiary, and that we shall neither sell, nor pledge, nor in any other way dispose of any part of our said holding or otherwise reduce our influence on the Subsidiary without the prior consent of the Bank.

Moreover, we confirm that we shall continuously review the status of the Subsidiary, which it is our policy to support financially, that we shall use our influence to ensure that the Subsidiary at any time is in a position to fulfil any and all obligations towards the Bank in respect of the Facilities, and that we shall provide the Subsidiary with sufficient liquid funds to ensure that the Bank will at no time suffer any loss in connection with the Facilities.

We accept that if we do not fulfil our above obligations under this Letter of Support, we shall be under an obligation to compensate the Bank for any loss, which it may suffer in such event.

We are aware that the Bank has made, or may make, a provison that the Facilities are provisional, and expressly confirm that this present Letter of Support shall also remain in full force and effect if one or more of the Facilities granted are prolonged, and in all respects for as long as the Subsidiary is indebted to the Bank, in as much as we shall continuously monitor the Subsidiary’s engagement with the Bank.

This Letter of Support shall be governed by and construed in accordance with Danish law and our Company hereby submits to the jurisdiction of the Danish courts at the option of the Bank.

Place                                     Date:        June 1, 2006

/s/ Kevin N. McGrath
Digital Angel Corporation

We confirm the authenticity of the above signatures and that the signatories are authorised to sign for the company.

Stamp and signatures of Bank